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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

           We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of SINA.com. of our report dated July 17, 2000, which is included in the Company's June 30, 2000 Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California
October 5, 2000




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